Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
Operating Revenue:
Management fee revenue-net	$202,083	$208,549	$888,558	$893,087
Premiums earned	54,102	53,626	215,824	208,202
Service agreement revenue	5,128	5,649	20,568	21,855

Total operating revenue	261,313	267,824	1,124,950	1,123,144

Operating Expenses:
Cost of management operations	171,008	162,891	710,237	684,491
Losses and loss adjustment expenses incurred	36,927	40,579	140,385	153,220
Policy acquisition and other underwriting expenses	13,274	11,300	50,109	47,205

Total operating expenses	221,209	214,770	900,731	884,916

Investment Income – Unaffiliated:
Investment income, net of expenses	16,397	15,940	61,555	60,988
Net realized (losses) gains on investments	(837)	11,734	15,620	18,476
Equity in earnings of limited
partnerships	7,274	2,889	38,062	8,655

Total investment income — unaffiliated	22,834	30,563	115,237	88,119

Income before income taxes and equity in earnings of Erie Family
Life Insurance Company	62,938	83,617	339,456	326,347
Provision for income taxes	19,492	23,275	111,733	105,140
Equity in earnings of Erie Family Life Insurance Company, net of tax	714	978	3,381	5,206

Net income	$44,160	$61,320	$231,104	$226,413

Net income per share — basic
Class A common stock	$0.72	$0.96	$3.69	$3.54

Class B common stock	$107.45	$146.36	$558.34	$539.88

Net income per share — diluted	$0.66	$0.87	$3.34	$3.21

Weighted average shares outstanding

Basic:
Class A common stock	60,121,604	63,046,985	62,392,860	63,508,873

Class B common stock	2,837	2,876	2,843	2,877

Diluted shares	67,007,993	69,984,804	69,293,649	70,492,292

Dividends declared per share
Class A non-voting common	$0.360	$0.325	$1.335	$0.97

Class B common	$54.00	$48.75	$200.25	$145.50

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
MANAGEMENT OPERATIONS
Management fee revenue	$213,845	$220,687	$940,274	$945,066
Service agreement revenue	5,128	5,649	20,568	21,855

Total revenue from management operations	218,973	226,336	960,842	966,921
Cost of management operations	180,962	172,372	751,573	724,329

Income from management operations	38,011	53,964	209,269	242,592

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	54,102	53,626	215,824	208,202

Losses and loss adjustment expenses incurred	36,927	40,579	140,386	153,220
Policy acquisition and other underwriting expenses	15,081	13,956	60,488	59,346

Total losses and expenses	52,008	54,535	200,874	212,566

Underwriting gain (loss)	2,094	(909)	14,950	(4,364)

INVESTMENT OPERATIONS
Net investment income	16,397	15,940	61,555	60,988
Net realized (losses) gains on investments	(837)	11,734	15,620	18,476
Equity in earnings of limited	7,274	2,889	38,062	8,655
partnerships
Equity in earnings of Erie Family Life Insurance Company	768	1,053	3,636	5,598

Net revenue from investment operations	23,602	31,616	118,873	93,717

Income before income taxes	63,707	84,671	343,092	331,945
Provision for income taxes	19,547	23,351	111,988	105,532

Net income	$44,160	$61,320	$231,104	$226,413

Net income per share – Class A basic	$0.72	$0.96	$3.69	$3.54

Net income per share – Class B basic	$107.45	$146.36	$558.34	$539.88

Net income per share — diluted	$0.66	$0.87	$3.34	$3.21

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	67,008	69,985	69,294	70,492

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Amounts in thousands, except per share data)

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended December 31, 2005 and 2004:

	Three months	Three months	Twelve months	Twelve months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands)
Operating income	$44,704	$53,693	$220,951	$214,404
Net realized (losses) gains on investments	(837)	11,734	15,620	18,476
Income tax benefit (expense) on realized (losses) gains	293	(4,107)	(5,467)	(6,467)

Realized (losses) gains, net of income tax benefit (expense)	(544)	7,627	10,153	12,009

Net income	$44,160	$61,320	$231,104	$226,413

	Three months	Three months	Twelve months	Twelve months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Per Share Information – Diluted
Operating income	$0.67	$0.76	$3.19	$3.04
Net realized (losses) gains on investments	(0.02)	0.17	0.23	0.26
Income tax benefit (expense) on realized (losses) gains	0.01	(0.06)	(0.08)	(0.09)

Realized (losses) gains, net of income tax benefit (expense)	(0.01)	0.11	0.15	0.17

Net income	$0.66	$0.87	$3.34	$3.21

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	December 31	December 31
	2005	2004
ASSETS
Investments
Fixed maturities	$972,210	$974,512
Equity securities
Preferred stock	170,773	143,851
Common stock	95,561	58,843
Other invested assets	158,044	135,508

Total investments	1,396,588	1,312,714
Cash and cash equivalents	31,666	50,061
Equity in Erie Family Life Insurance Company	55,843	58,728
Premiums receivable from policyholders	267,632	275,721
Receivables from affiliates	1,176,419	1,144,625
Other assets	173,113	140,955

Total assets	$3,101,261	$2,982,804

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,019,459	$943,034
Unearned premiums	454,409	472,553
Other liabilities	348,791	300,336

Total liabilities	1,822,659	1,715,923
Total shareholders’ equity	1,278,602	1,266,881

Total liabilities and shareholders’ equity	$3,101,261	$2,982,804

Book value per share	$18.81	$18.14

Shares outstanding	67,962	69,852

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months	Twelve months	Twelve months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
(Dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)
Direct underwriting results
Direct written premium	$894,504	$912,859	$3,956,942	$3,997,330

Premiums earned	975,151	977,254	3,984,648	3,877,844
Loss and loss adjustment expenses incurred	696,336	712,609	2,561,504	2,623,731
Policy acquisition and other underwriting expenses	255,684	263,340	1,100,772	1,105,028

Total losses and expenses	952,020	975,949	3,662,276	3,728,759

Direct underwriting income	23,131	1,305	322,372	149,085
Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	8,488	12,857	59,289	22,731
Assumed involuntary	3,381	(11,888)	(12,508)	(26,748)
Ceded reinsurance	(12,130)	(3,866)	(2,646)	20,521

Nonaffiliated reinsurance underwriting gain (loss)	23,999	4,835	49,427	(24,538)
Net Underwriting Gain (SAP Basis)	$47,130	$6,140	$371,799	$124,547

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP basis)	$2,592	$338	$20,449	$6,850
Excess-of-loss premiums ceded to the Exchange	(731)	(1,104)	(3,262)	(3,628)
Excess-of-loss changes to recoveries under the agreement	114	(1,652)	(2,226)	(7,740)
SAP to GAAP adjustments	119	1,509	(11)	154

Indemnity Underwriting Gain (Loss) before tax- (GAAP Basis)	$2,094	$(909)	$14,950	$(4,364)

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	69.2%	72.4%	63.2%	68.4%
Underwriting ratio	26.7	28.0	26.7	26.8
Policyholder dividends ratio	0.9	0.3	0.6	0.4

Statutory combined ratio	96.8	100.7	90.5	95.6

Adjusted combined ratio, excluding profit component	93.1	95.4	85.7	90.1
Loss ratio points from prior accident year reserve development-(redundancy) deficiency	2.0	1.6	(1.9)	(1.5)
Loss ratio points from salvage and subrogation recoveries collected	(0.8)	(0.7)	(1.5)	(1.5)

Total loss ratio point impact from accident years – deficiency (redundancy)	1.2	0.9	(3.4)	(3.0)

Loss ratio points from catastrophes	0.7	0.9	0.5	1.9
Erie Indemnity Company
GAAP combined ratio	96.1	101.7	93.1	102.1
GAAP loss ratio points from catastrophes	0.7	0.9	0.5	1.9

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months	Twelve months	Twelve months
	ended	ended	ended	ended
	December 31	December 31	December 31	December 31
	2005	2004	2005	2004
(In thousands)
Statutory Accounting Basis
Premiums earned	$925,833	$930,526	$3,762,260	$3,672,486
Losses and loss adjustment expenses	640,099	671,462	2,371,660	2,502,313
Insurance underwriting and other expenses	240,649	251,620	1,034,139	1,041,843

	880,748	923,082	3,405,799	3,544,156
Net underwriting gain	45,085	7,444	356,461	128,330
Net investment income	85,620	80,209	370,977	282,388
Net realized (losses) gains	(3,086)	86,355	438,487	162,905
Federal income tax expense	(30,393)	(61,099)	(379,563)	(180,824)

Net income	$97,226	$112,909	$786,362	$392,799

(In thousands)
	As of	As of
	December 31	December 31
	2005	2004
Statutory Accounting Basis
Cash and invested assets	$7,917,615	$7,199,447
Other assets	1,152,648	1,070,315

Total assets	$9,070,263	$8,269,762

Claims and unearned premium reserves	$5,058,764	$4,973,136
Other liabilities	629,749	492,568

Total liabilities	5,688,513	5,465,704
Policyholders’ surplus	3,381,750	2,804,058

Total liabilities and policyholders’ surplus	$9,070,263	$8,269,762

Management fee revenue by line of business-Segment basis:

	Three months	Three months		Twelve months	Twelve months
	ended	ended		ended	ended
	December 31	December 31%		December 31	December 31%
	2005	2004	Change	2005	2004	Change
(in thousands)
Private passenger auto	$102,926	$109,137	-5.7	$456,948	$471,809	-3.1
Commercial auto	17,390	17,692	-1.7	78,416	77,648	1.0
Homeowners	40,945	42,241	-3.1	174,770	174,856	0.0
Commercial multi-peril	24,065	23,535	2.3	105,727	103,837	1.8
Workers’ compensation	17,377	17,071	1.8	82,945	81,390	1.9
All other lines of business	9,742	9,411	3.5	40,968	39,626	3.4

	212,445	219,087	-3.0	939,774	949,166	-1.0
Change in allowance for management fee returned on cancelled policies	1,400	1,600	-12.5	500	(4,100)	N/A

Management fee revenue, after changes in allowance	$213,845	$220,687	-3.1	$940,274	$945,066	-0.5

Growth rate of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
12/31/2003	1,672,621	5.1	1,327,842	7.9	272,547	9.2	3,273,010	6.6

03/31/2004	1,678,496	3.4	1,335,763	5.8	275,970	7.2	3,290,229	4.7

06/30/2004	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/2004	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/2004	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

Growth rate of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
12/31/2003	115,171	6.6	206,533	8.3	62,282	5.7	86,409	8.3	470,395	7.5

03/31/2004	115,760	5.3	206,937	6.2	61,378	2.1	86,344	6.1	470,419	5.4

06/30/2004	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/2004	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/2004	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

Growth rate of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
12/31/2003	3,743,405	6.7

03/31/2004	3,760,648	4.7

06/30/2004	3,787,242	3.2

09/30/2004	3,787,053	1.8

12/31/2004	3,771,105	0.7

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

*CML = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
12/31/2003	91.6%	89.8%	89.5%	87.5%	88.1%	88.2%	90.2%

03/31/2004	91.2	89.7	89.0	87.6	88.1	87.5	89.8

06/30/2004	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/2004	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/2004	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

*CML = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three months	Three months ended	Twelve months	Twelve months
	ended	December 31	ended	ended
	December 31	2004	December 31	December 31
	2005	—	2005	2004

Private passenger auto	107.5%	103.9%	95.9%	94.8%
Home protector	73.0%	61.3%	70.0%	73.1%
Other personal lines	108.4%	80.4%	80.8%	79.3%
Total personal	98.4%	92.1%	88.5%	88.9%
Commercial multi-peril	81.6%	81.5%	75.9%	78.7%
Commercial auto	94.0%	94.5%	85.7%	91.0%
Workers’ compensation	89.3%	146.2%	94.7%	114.2%
Other commercial lines	62.8%	59.3%	57.7%	71.4%
Total commercial	86.3%	102.8%	83.1%	92.3%
Grand total-direct business only•	94.7%	95.2%	86.8%	89.9%

• The adjusted statutory combined ratio removes the profit component of the management fee earned by the Company.